UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013

DSI REALTY INCOME FIND IX

a California Limited Partnership

(Exact name of registrant as specified in its charter)

California	2-96364	33-0103989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6700 E. Pacific Coast Hwy., Long Beach, CA	90803
(Address of principal executive offices)	(Zip Code)

(562) 493-8881

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K filed by DSI REALTY INCOME FUND IX (the “Company”) on August 16, 2013 to disclose the board of directors approval and to extend the time period covered by CAC.

 Item 4.01. Changes in Registrant’s Certifying Accountant.

DSI REALTY INCOME FUND IX (the “Company”) was notified that, effective August 1, 2013, Cacciamatta Accountancy Corporation (“CAC”) merged into Anton and Chia, LLP (“AnC”). Pursuant to the terms of the merger agreement by and among CAC and AnC (the “Merger Agreement”), CAC contributed all of its assets and certain liabilities to AnC resulting in AnC assuming CAC’s engagement letter with the registrant and becoming the registrant’s new independent accounting firm. The Company’s Board of Directors approved the retention of AnC. As of the date of this Current Report on Form 8-K, AnC is registered with the Public Company Accounting Oversight Board (“PCAOB”). Further, AnC has not previously performed any work for the Company and is independent.

CAC’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2012 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s years ended December 31, 2012 and December 31, 2011 and the subsequent interim periods through August 1, 2013, there were no disagreements with CAC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to CAC’s satisfaction, would have caused CAC to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements.

During the Company’s years ended December 31, 2012 and December 31, 2011, and the subsequent interim period through August 1, 2013, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K..

The Company provided CAC a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that CAC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in their Item 4.01.  A copy of CAC’s letter, dated August 28, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Cacciamatta Accountancy Corporation to Securities and Exchange Commission, dated August 28, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSI REALTY INCOME FUND IX

Dated: August 29, 2013	By:	/s/ Richard P. Conway
Richard P. Conway Executive Vice President of DSI Properties, Inc., General Partner (chief financial officer)

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Cacciamatta Accountancy Corporation to Securities and Exchange Commission, dated August 28, 2013